                                 [POPSTAR LOGO]

                          POPSTAR COMMUNICATIONS, INC.

May 26, 2000

Dear Shareholders of POPstar Communications, Inc.:

I am pleased to invite you to the Annual Meeting of Shareholders of POPstar Communications, Inc. ("POPstar" or the "Company"). The meeting will be at 10:00 a.m. (local time) on June 19, 2000 at Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

    1. To elect four (4) directors to the board of directors of POPstar for the following year; and

    2.  To consider and vote on the Company's 1999 Stock Option Plan; and

    3. To consider and vote on an amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 757,500 to 2,000,000 shares; and

        To transact any other business properly presented at the meeting.

The Board of Directors believes that the 1999 Stock Option Plan and the amendment to the 1999 Stock Option Plan will increase the ability of the Company to award options to meritorious employees thereby allowing the Company and subsidiaries to attract and retain people for key positions, to encourage and assist our key employees, directors, advisers and contractors to acquire or retain an appropriate stake in the Company 's future, to provide additional incentives to such persons, to allow the Company to continue to rationalize the capital held by its founders and key leaders, and to foster continued growth of the Company.

You also will have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about POPstar and our operations in the enclosed Annual Report on Form 10-KSB and our audited financial statements.

We hope you can join us on June 19, 2000. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important to the Company, so please return your proxy promptly.

Sincerely,

By /s/ John McDermott
---------------------
John McDermott
President, Chief Executive Officer and Director
--------------------------------------------------------------------------------
POPstar Communications, Inc.
107 East 3rd Avenue, Vancouver, BC, Canada V5T 1c7
Tel: 604-872-6608 Fax: 604-872-6601  www.pop-star.net

                                 [POPSTAR LOGO]

                          POPSTAR COMMUNICATIONS, INC.

May 26, 2000
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THE 19TH DAY OF JUNE, 2000

Dear Shareholders of POPstar Communications, Inc.:

        On June 19, 2000, POPstar Communications, Inc. will hold its annual meeting of shareholders at Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326. The annual meeting will begin at 10:00 a.m. (local time). Only shareholders who owned stock at the close of business on the record date, May 18, 2000, can vote at this meeting or any adjournments of the meeting that may take place. At the annual meeting we will ask you to:

Proposal 1: Elect four directors to our board of directors to serve for terms as more fully described in the accompanying proxy statement;

Proposal 2: To consider and vote on the approval of the POPstar Communications, Inc. 1999 Stock Option Plan (the "1999 Plan"), a copy of which is attached hereto as EXHIBIT A, that authorized grants of options to purchase up to 757,500 shares of authorized but unissued Common Stock;

Proposal 3: To consider and vote on the approval of an amendment (the POPstar Communications, Inc. Amended 1999 Stock Option Plan (the "Amended 1999 Plan"), a copy of which is attached hereto as EXHIBIT B) to the 1999 Plan to increase the total amount of Common Stock reserved for issuance under the 1999 Plan from 757,500 to 2,000,000 shares of Common Stock; and

        To consider and vote on such matters as may be properly presented at the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED SLATE OF DIRECTORS DESCRIBED IN THIS PROXY STATEMENT AND FOR THE APPROVAL OF THE 1999 STOCK OPTION PLAN AND THE AMENDED 1999 STOCK OPTION PLAN.

At the meeting, we will also report on our 1999 business results and other matters of interest to shareholders.

To assure your representation at the annual meeting, you are urged to complete, sign, date, and return the enclosed proxy card as soon as possible in the enclosed envelope. Your stock will be voted in accordance with the instructions you give on your proxy card. You may, of course, attend the annual meeting and vote in person even if you have previously returned your proxy card.

    The approximate date of mailing for this proxy statement and accompanying proxy card(s) is on or about May 26, 2000.

BY ORDER OF THE BOARD OF DIRECTORS

By /s/ Don Lau
  ------------
Don Lau
SECRETARY AND TREASURER

Please note that attendance at our annual meeting will be limited to shareholders as of the record date, or their authorized representatives, and guests invited by the Company.

                          POPstar Communications, Inc.
                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The board of directors of POPstar Communications, Inc. (the "Corporation") is sending you this proxy statement in connection with its solicitation of proxies for use at POPstar's 2000 annual meeting of shareholders. The annual meeting will be held at the Resort Semiahmoo, Victoria Room, 9565 Semiahmoo Parkway, Blaine, WA 98230-9326 on June 19, 2000 at 10:00 a.m. (local time). We intend to give or mail to shareholders definitive copies of this proxy statement and accompanying proxy card(s) on or about May 26, 2000.

RECORD DATE AND OUTSTANDING SHARES

    Only those shareholders who owned common stock at the close of business on May 18, 2000, the record date for the annual meeting, can vote. At that date, there were 21,887,500 issued and outstanding shares of common stock.

QUORUM

    A quorum for the annual meeting is a majority of the outstanding shares of common stock present, whether in person or by proxy, and entitled to vote, at the annual meeting. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

REVOCABILITY OF PROXIES

    If you give your proxy to us, you have the power to revoke it at any time before it is exercised. Your proxy may be revoked by:

    - notifying the Secretary of the Corporation in writing before the annual meeting;

    - delivering to the Secretary of the Corporation before the annual meeting a signed proxy with a later date; or

    -   attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

    We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or otherwise. Our directors, officers and employees will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of common stock held of record by them will be reimbursed for the reasonable expenses they incur in forwarding the material.

VOTING

        You are entitled to one vote for each share of common stock you hold. For the election of directors, the directors who receive the greatest number of affirmative votes cast by holders of common stock present, in person or by proxy, and entitled to vote at the annual meeting, will be elected to the board. You are not entitled to cumulate votes in the election of directors. Approval of the 1999 Stock Option Plan and the amendment to the 1999 Stock Option Plan requires that the votes cast in favor of each of the proposals exceed the votes cast against each of the proposals.

        If your shares are represented by proxy, they will be voted in accordance with your directions. If your proxy is signed and returned without any direction given, your shares will be voted in accordance with our recommendation. We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in the proxy statement and the accompanying notice of annual meeting of shareholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

        Abstention and broker non-votes will have no effect on the proposals to be voted on at the annual meeting since they will not represent votes cast at the annual meeting for the purpose of voting on such proposals.

        If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.


                        PROPOSAL 1: ELECTION OF DIRECTORS

    Four directors will be elected at the 2000 Annual Meeting and each director will hold office until the next annual meeting of shareholders and until their successor shall have been elected and qualified.

    At each annual meeting of shareholders, successor directors will be elected to replace those directors whose terms have expired.

    Biographical information regarding each of the nominees for the board of directors is set forth below. There are no family relationships among any of our directors or executive officers. Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for such nominees. Although the board of directors anticipates that the four nominees will be available to serve as our directors, if any of them should be unwilling or unable to serve, the persons named as proxies will vote for the election of such substitute nominee or nominees as may be designated by the board of directors.

NOMINEES FOR ELECTION

THOMPSON CHU   Chairman of the Board of Directors

Thompson Chu (42) has served as the Company's Chairman of the Board of Directors since July 13, 1999. Prior to that date, Mr. Chu has been the

Chairman and a Director of POPstar-BVI since its inception. Since 1989, Mr. Chu has been the Chief Executive Officer of TGI Technologies Ltd., a high technology manufacturing and research and development company. Mr. Chu has considerable management experience in the trading and telecommunications industries in North America, China and South East Asia. Mr. Chu has an MBA with distinction from INSEAD in France, a MSc in Science-Business Administration from the University of British Columbia, a Bachelors degree in Business Administration from Acadia University in Nova Scotia, a diploma in International Business from the Institute of Pacific Asian Management of the University of Hawaii and a diploma in French from the Universite Sainte-Anne in Nova Scotia.

JOHN MCDERMOTT President and Director

John McDermott (63) has served as the Company's President and a member of its Board of Directors since July 13, 1999. Since August 1989, Mr. McDermott has been President of TGI Technologies Ltd. From 1978 to 1986, Mr. McDermott was an Executive Vice President at Glenayre Electronics in Vancouver, a Radio Paging, Radio Telephone and Voice Mail company. Prior to that, Mr. McDermott was Vice President of Marketing at Rockwell Wescom in Chicago. Mr. McDermott also held an engineering position with British Telecom and Alberta Government Telecom. He holds an engineering degree from Liverpool UK and is registered as a Professional Engineer in Canada since 1969.

WILLIAM WING YAN LO   Director

William Wing Yan Lo, J.P., (39) joined the Company's Board of Directors on February 15, 2000. Dr. William Wing Yan Lo, J.P., has served as the Chairman and Chief Executive Officer of Netalone.com Ltd., a company listed on the Stock Exchange of Hong Kong, since December 1999. Netalone.com Ltd. is an integrated Internet investment, operation and service company. Before becoming the Chairman and Chief Executive Officer of Netalone.com Ltd., Dr. Lo was the Chief Executive Officer of Citibank's Global Consumer Banking business for Hong Kong, Macau and China from October 1998 to October 1999. Prior to his appointment at Citibank, Dr. Lo was with Hongkong Telecom since 1990. He was the Founder and became the first Managing Director of Hongkong Telecom's wholly-owned interactive multimedia subsidiary, Hongkong Telecom IMS Ltd. (HKTIMS) in 1995, and was responsible for developing the world's first commercial broadband Interactive TV
(iTV) service and Netvigator - the leading internet access and portal service provider in Hong Kong.

Dr. Lo is a prominent and respected person in Hong Kong and serves on a number of public-sector and private-sector committees. Dr. Lo is a member of the Stock Exchange of Hong Kong's Growth Enterprise Market Listing Committee. Dr. Lo was selected as a "1999 Global Leader for the Tomorrow" by the global organization World Economic Forum for his contributions in bringing multimedia technology and services to the people of Asia. He was appointed as a Justice of the Peace of the Hong Kong Special Administrative Region Government on July 1, 1999. Dr. Lo started his business career as a management consultant with McKinsey and Company, specializing in competitive strategy formulation, organization effectiveness and mergers and acquisitions. Dr. Lo holds a M.Phil. Degree in Molecular Pharmacology and a Ph.D. degree in Genetic Engineering, both from Cambridge University.

YONG KIAT RICKIE TANG   Director

Yong Kiat Rickie Tang (41) has served as a member of the Company's Board of Directors since July 13, 1999. Prior to that date, Mr. Tang has been a director of POPstar-BVI since March 29, 1999. Since July 1992, Mr. Tang has been the President and Chief Executive Officer of Kemayan Corporation Berhad, a conglomerate listed on the Main Board of the Kuala Lumpur Stock Exchange in Malaysia. Mr. Tang holds a Bachelor of Science degree with Honors in EstateManagement from the National University of Singapore and a Graduate Diploma in Marketing from the Marketing Institute of Singapore.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

INFORMATION ON COMPENSATION AND AUDIT COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

To date, the Company has not established a compensation committee, nominating committee or audit committee. The board of directors and/or senior management made decisions relating to compensation, audit(s) and nominating. It is the intention of the board of directors to organize and establish a compensation committee and an audit committee as soon as practicable following the 2000 annual meeting.

The purpose of a compensation committee will be to establish and review the compensation and benefits of executive officers, consider incentive compensation plans for employees and carry out duties assigned to the committee under option plans and employee stock purchase plan.

The purpose of an audit committee will be to make recommendations to the board of directors regarding the selection and retention of independent auditors, review the scope and results of the audit with the independent auditor and management, and review and evaluate the audit and control functions.

During 1999, there were two meetings of the board of directors. Each of POPstar's directors attended 100% of the total number of board meetings held in 1999 during that director's service on the board.

COMPENSATION OF DIRECTORS

    During the 1999 fiscal period, no Directors received any compensation for their services as Directors. We did reimburse our directors for all reasonable expenses incurred in connection with their attendance at board meetings. Commencing March 1, 2000, directors of the company who are not officers will each receive a director's fee of $15,000 per annum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership of our common stock as of May 18, 2000 for:

    -   each officer and director;

    -   all our directors and executive officers as a group; and

    -   each person or group that we know owns more than 5% of our common stock.

    Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the shares listed opposite their names. Unless otherwise indicated, the following officers, directors and shareholders can be reached at the principal offices of POPstar Communications.

                     SHARES OF POPSTAR COMMUNICATIONS, INC.


                                                                     Amount of
      Title                                                          Beneficial       Percent of
     of Class       Name and Address of Beneficial Owner             Ownership      Outstanding
----------------------------------------------------------------------------------------------------

Common Stock        Thompson Chu
                    107 East 3rd Avenue                                       0               0%
                    Vancouver, BC  CANADA  V5T 1C7
Common Stock        John McDermott
                    107 East 3rd Avenue                                       0               0%
                    Vancouver, BC  CANADA  V5T 1C7
Common Stock        Don Lau
                    107 East 3rd Avenue                                       0               0%
                    Vancouver, BC  CANADA  V5T 1C7
Common Stock        Yong Kiat Rickie Tang(1)
                    335 Bukit Timah Road, #10-02                      2,000,000            9.14%
                    Singapore  259718
Common Stock        William Wing Yan Lo(2)
                    68th Floor, The Centre                            1,500,000            6.85%
                    99 Queen's Road Central
                    Hong Kong
Common Stock        All Directors and Officers as a Group (5 in
                    total)                                            3,500,000           15.99%
Common Stock        Pang Lin Choi(3)
                    2702-6 Lucky Commercial Centre                    8,525,000           38.95%
                    103-9 Des Voeux Road West
                    Hong Kong
Common Stock        Golden Harvest Overseas Limited
                    28 USJ 2/5K, 47600 Subang Jaya                    1,500,000            6.85%
                    Selangor, Malaysia
Common Stock        Stargate Trust
                    1, Osmanthus Road, Yau Yat Chuen                  1,525,000            6.97%
                    Kowloon, Hong Kong

(1) Denotes shares beneficially owned by Mr. Tang but held by Demayan E.C. Hybrid Ltd. Mr. Tang is a principal of Kemayan E.C. Hybrid Ltd.
(2) Denotes shares held by Innovestor.com Limited (formerly Rich Income International Limited). William Wing Yan Lo has sole or shared voting or investment power over Innovestor.com Limited.
(3) Denotes shares held by Mr. Pang Lin Choi as trustee of the Thompson Chu Family Trust and the John McDermott Family Trust. The Thompson Chu Family Trust holds 6,525,000 shares of the Company's Common Stock. The John McDermott Family Trust holds 2,000,000 shares of the Company's Common Stock.

EXECUTIVE COMPENSATION

    The following table provides information concerning the compensation received for services rendered to POPstar Communications in all capacities for the years ended December 31, 1999 and 1998 by our chief executive officer and each of our executive officers in fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                        Annual Compensation                     Long Term Compensation
                        -------------------                     ----------------------
                                                             Awards               Payouts
                                                             ------               -------
                                                             Restricted   Securities
                                             Other Annual    Stock        Underlying   LTIP     All Other
Name and Principal         Salary    Bonus   Compensation    Awards ($)   Options    Payouts   Compensation
Position           Year     ($)       ($)        ($)                       SARs (#)     ($)         ($)
------------------         ------    -----   ------------    ----------   -------    -------   ------------
John McDermott     1999    83,333     -0-       5,600(1)        -0-        250,000      -0-         -0-
(President)        1998      0        -0-          -0-          -0-           -0-       -0-         -0-
                   1997      0        -0-          -0-          -0-           -0-       -0-         -0-

Thompson Chu       1999    50,000     -0-          -0-          -0-           -0-       -0-         -0-
(Chairman of the   1998      0        -0-          -0-          -0-           -0-       -0-         -0-
 Board)            1997      0        -0-          -0-          -0-           -0-       -0-         -0-

Don Lau            1999    48,000     -0-          -0-          -0-         50,000      -0-         -0-
(Secretary &       1998      0        -0-          -0-          -0-           -0-       -0-         -0-
 Treasurer)        1997      0        -0-          -0-          -0-           -0-       -0-         -0-
-----------------------------------------------------------------------------------------------------------


(1) Denotes sums paid to Mr. McDermott pursuant to his employment agreement for car allowance.



                          OPTION/SAR GRANTS IN 12-MONTH
                         PERIOD ENDED DECEMBER 31, 1999
                               (Individual Grants)


                    Number of Securities      Percent of Total
                         Underlying        Options/SAR's Granted
                    Options/SAR's Granted      to Employees In      Exercise or Base
Name                         (#)                 Fiscal Year          Price ($/Sh)   Expiration Date
-----------------------------------------------------------------------------------------------------
John McDermott           250,000                   33%                    $0.01      March 31, 2002
Thompson Chu                   0                    0                         0                   0
Don Lau                   50,000                    6.6%                  $1.00       June 30, 2002



                   AGGREGATED OPTION/SAR EXERCISES IN 12-MONTH
                         PERIOD ENDED DECEMBER 31, 1999
                    AND DECEMBER 31, 1999 OPTIONS/SAR VALUES


                                                      Number of Unexercised
                                                      Securities Underlying       Value of Unexercised
                                                      Options/SARs At             In-The-Money Option/SARs
                Shares Acquired On  Value Realized    December 31, 1999 (#)       At December 31, 1999 ($)
Name              Exercise (#)           ($)          Exercisable/Unexercisable   Exercisable/Unexercisable
----            ------------------  --------------    -------------------------   -------------------------
John McDermott      -0-                  -0-                   0 / 250,000                247,500
Thompson Chu        n/a                  n/a                       n/a                      n/a
Don Lau             -0-                  -0-                   0 / 50,000                   -0-

Compensation of Directors

During the 1999 fiscal period, no Directors received any compensation for their services as Directors. Commencing March 1, 2000, Directors of the Company who are not officers will each receive a director's fee of $15,000 per annum.

Employment Contracts

On July 20, 1999, the Company entered into a three-year Employment Agreement with John McDermott, the Company's President, whereby the Company will pay Mr. McDermott an annual salary of $83,333 (reviewed annually). The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. McDermott and his family and annual automobile allowance of $5,600 for business use. With effect from January 1, 2000, Mr. McDermott's annual salary was revised to $103,450.

On July 20, 1999, the Company entered into a two-year Employment Agreement with Thompson Chu, the Company's Chairman of the Board, whereby the Company will pay Mr. Chu an annual salary of $50,000 (reviewed annually) as compensation for his duties as executive chairman of the Company. The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. Chu and his family. With effect from January 1, 2000, Mr. Chu's annual salary was revised to $103,450.

On July 20, 1999, the Company entered into a two-year Employment Agreement with Don Lau, the Company's Secretary and Treasurer, whereby the Company will pay Mr. Lau an annual salary of $48,000 (reviewed annually). The Agreement also requires the Company to provide, at its expense, complete health insurance coverage for Mr. Lau and his family. With effect from January 1, 2000, Mr. Lau's annual salary was revised to $59,600.

Certain Relationships and Related Transactions

On January 11, 1999, the Company's wholly owned subsidiary, POPstar-BVI, entered into a Licensing Agreement and a Services Agreement with TGI Technologies Ltd., for the licensing and service of the Internet Fax Technology. Mr. John McDermott and Mr. Thompson Chu, officers of the Company are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Yong Kiat Rickie Tang are directors of TGI.

On March 30, 1999, the Company's wholly owned subsidiary, POPstar Global Communications Inc ("POPstar-BVI"), entered into an unsecured promissory note with TGI whereby POPstar-BVI agreed to lend TGI the sum of $1,000,000. The said note provided interest terms of eight(8)percent per annum, compounded annually. The principal and interest are due on either the earlier of a demand by the Company or on March 30, 2001. Mr. John McDermott and Mr. Thompson Chu, officers of the Company are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Yong Kiat Rickie Tang are directors of TGI.

On July 20, 1999, the Company acquired all of the outstanding common and preferred stock of POPstar-BVI in a business combination described as a "recapitalization." For accounting purposes, the acquisition has been treated as the acquisition of the Company by POPstar-BVI. Such shares include the shares owned by officers and directors of the Company as set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" herein.

On March 15, 1999, the Company's wholly owned subsidiary, POPstar-Asia, entered into a month-to-month lease arrangement for the lease of approximately 1,000 square feet of executive offices located at Westlands Centre, Room 908, 20 Westlands Road, Quarry Bay, Hong Kong to serve as a sales, marketing, and technical support facility for the Company's Asian operations at a rental rate of $2,000 per month. The leased premises are owned by Easewell Management Ltd., a company beneficially owned by Mr. Thompson Chu, the Company's Chairman of the Board.

On January 1, 2000, the Company's subsidiary, POPstar Communications Canada Corp, entered into a month-to-month lease arrangement for the lease of approximately 4,800 square feet of administrative space located at 107 East 3rd Avenue, Vancouver, British Columbia, Canada to serve as the Company's temporary headquarters at a rental rate of $4,000 per month. This arrangement was revised on April 1, 2000 into a one-year lease of approximately 5,130 square feet of administrative and office space at the same location at a rental rate of CDN$4,489 per month. The leased premises are owned by Tradeglobe Consulting Ltd. Mr. McDermott and Mr. Chu, officers and directors of the Company, are also officers and directors of Tradeglobe Consulting Ltd.

On January 1, 2000, POPstar Communications Asia Pacific Limited entered into a month-to-month lease for approximately 1,830 square feet of executive office space at Room 405A, 11 Fu Cheng Men Wai Street, Xi Cheng District, Beijing to serve as its representative office in Beijing, at a rental rate of $2,200 per month. The owner of the office space is Mr. Thompson Chu, the Company's Chairman of the Board.

On January 12, 1999, as amended by a supplemental agreement dated March 29, 1999 and an Investor Exchange Agreement dated July 13, 1999, the Company, through its wholly owned subsidiary, POPstar-BVI, contracted to sell, and Kemayan E.C. Hybrid Ltd. (a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of the Company) contracted to purchase, 250,000 shares of the Company's "restricted" Common Stock on or before March 31, 2000 at $0.833333 per share for gross proceeds anticipated to be in the amount of $208,333.

On February 2, 2000, the Company entered into a Share Subscription Agreement with Netalone.com(BVI) Ltd. for the subscription by Netalone.com(BVI) Ltd. of 1,500,000 shares of the Company's restricted Common Stock at $2.00 per share for gross proceeds of $3,000,000. As further consideration for the Share Subscription Agreement, the Company granted Netalone.com(BVI) Ltd. an option to purchase an additional 1,500,000 shares of restricted Common Stock of the Company at an exercise price of $2.00 per share at any time prior to the date which is 3 months subsequent the date on which the Company's Common Stock are relisted and/or quoted on the OTCBB. The Share Subscription Agreement was subsequently assigned from Netalone.com(BVI) Ltd. to Rich Income International Limited (which later changed its name to Innovestor.com Ltd.) pursuant to an Assignment Agreement dated February 9, 2000. Dr. William Wing Yan Lo, who joined the Company's Board of Director on February 15, 2000, is the Chairman and Chief Executive Officer of Netalone.com Ltd., the parent company of Netalone.com(BVI) Ltd. and Innovestor.com Ltd.

On February 2, 2000, the Company's wholly owned subsidiary, POPstar-BVI, entered into a Set Off Agreement with TGI pursuant to which POPstar-BVI may set off amounts owing to TGI pursuant to provisions of the Licensing Agreement dated January 11, 1999 against any amounts owing by TGI to POPstar-BVI pursuant to provisions of the promissory note owed by TGI to POPstar-BVI dated March 30, 1999. At December 31, 1999, no amounts were set off. Mr.

McDermott and Mr. Chu, officers of the Company are also officers of TGI. In addition, Mr. McDermott, Mr. Chu and Mr. Tang are directors of TGI.

On February 2, 2000, the Company entered into a Nominee Directors Agreement with Kemayan E.C. Hybrid Ltd., Netalone.com(BVI) Ltd., trustee of the Thompson Chu Family Trust and trustee of the John McDermott Family Trust giving them certain entitlements regarding the appointment of their respective nominees to serve as directors of the Company. Kemayan E.C. Hybrid Ltd. is a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of the Company. Dr. William Lo, a director of the Company, is the Chairman and Chief Executive Officer of the parent company of Netalone.com(BVI) Ltd. Mr. Thompson Chu, a director of the Company, is a beneficiary of the Thompson Chu Family Trust. Mr. John McDermott, a director of the Company, is a beneficiary of the John McDermott Family Trust.

On February 2, 2000, the Company and POPstar-BVI entered into a Termination Agreement with Kemayan E.C. Hybrid Ltd., Sunfield Industries Limited, Uprising Overseas Limited, Golden Harvest Overseas Limited, trustee of the Thompson Chu Family Trust and trustee of the John McDermott Family Trust pursuant to which certain rights entitled to by Kemayan E.C. Hybrid Ltd., Sunfield Industries Limited, Uprising Overseas Limited and Golden Harvest Overseas Limited were terminated. Kemayan E.C. Hybrid Ltd. is a company beneficially owned by Mr. Yong Kiat Rickie Tang, a director of the Company. Mr. Thompson Chu, a director of the Company, is a beneficiary of the Thompson Chu Family Trust. Mr. John McDermott, a director of the Company, is a beneficiary of the John McDermott Family Trust.



                 PROPOSAL 2: APPROVAL OF 1999 STOCK OPTION PLAN

    The board of directors has unanimously adopted, subject to shareholder approval, the 1999 Stock Option Plan.

Employee Stock Options Issuances:

On January 1, 1999, the Corporation granted to a group of employees and contractors options to purchase 217,500 shares of the Corporation's common stock, each with an exercise price of $0.01.

On January 1, 1999, the Corporation granted to John McDermott, President and Chief Executive Officer of the Corporation, options to purchase in aggregate 250,000 shares of the Corporation's common stock, each with an exercise price of $0.01.

Between March 12, 1999 and July 21, 1999, the Corporation granted to a group of employees and contractors options to purchase in aggregate 290,000 shares of the Corporation's common stock, each with an exercise price of $1.00.

Between February 18, 2000 and May 12, 2000, the Corporation granted to a group of employees and contractors options to purchase 412,000 shares of the Corporation's common stock, each with an exercise price of $2.00.

During the year, the Corporation adopted a stock option plan (the "1999 Stock Option Plan") pursuant to which the Corporation may grant stock options to management, employees and contractors. The Plan authorizes grants of options to purchase up to 757,500 shares of authorized but unissued common stock.

Stock options are granted with an exercise price equal to the stock's market value at the date of the grant. The stock options have various periods to expiry as noted in the tables below.


--------------------------------------------------------------------------
                              1999 options     Exercise       1998 options
                               outstanding      price         outstanding
--------------------------------------------------------------------------
 Outstanding,
   beginning balance                 --         $   --              --
 Granted                        467,500           0.01              --
 Granted                        290,000           1.00              --
--------------------------------------------------------------------------
 Outstanding and exercisable,
   December 31                  757,500         $ 0.39              --
--------------------------------------------------------------------------

The fair value of options granted during 1999 averaged $0.10 per share, calculated by applying the Black Scholes model.

The following table summarizes options outstanding and exercisable at December 31, 1999:


------------------------------------------------------------------------
                                     Outstanding
                         --------------------------------
                                      Weighted
       Exercise                       average period          Exercisable
       prices            Number       remaining to expiry     number
------------------------------------------------------------------------
                                         (months)
         $0.01          467,500            21.1                 127,500
         $1.00          290,000            28.0                  40,000
------------------------------------------------------------------------
                        757,500                                 167,500
------------------------------------------------------------------------

517,500 of the stock options were originally granted as options to acquire common shares of POPstar Global Communications Inc. Upon acquisition of POPstar Global Communications Inc. by the Corporation on July 20, 1999, the options were converted into options to acquire common shares of the Corporation at the same exercise price. The remaining 240,000 were granted by the Corporation subsequent to the acquisition.


DESCRIPTION OF THE 1999 PLAN

    PURPOSE. The 1999 Plan is an employee benefit program that allows participants to buy or receive shares of common stock. The purpose of the 1999 Plan is to enhance the long-term shareholder value of POPstar by offering opportunities to selected individuals to participate in POPstar's growth and success. The 1999 Plan's purpose is also to attract and retain participants' services and to encourage them to acquire and maintain stock ownership in POPstar.

    ADMINISTRATION. The 1999 Plan is to be administered by the compensation committee of the board of directors, except to the extent the board of directors appoints another committee or committees consisting of two or more members of the board of directors. The chief executive officer or president of POPstar may also make grants to employees of POPstar, subject to limits specifically prescribed by the board of directors. The plan administrator has the full and exclusive power to interpret the 1999 Plan and to establish the rules for its operation, including the power to select the individuals to be granted awards and to determine the form, amount and other terms and conditions of such awards.

    TYPES OF AWARDS. The 1999 Plan permits us to grant both stock options and awards of common stock, which may or may not be subject to certain restrictions.

    ELIGIBILITY TO RECEIVE AWARDS. The 1999 Plan permits us to grant awards to our employees, directors, officers, consultants, agents, advisors and independent contractors. Incentive stock options may be granted to employees only.

    SHARES RESERVED.  A total of 757,500 shares are issuable under the 1999
Plan.

    Unless otherwise provided by the plan administrator, and to the extent required by law for incentive stock options, options generally will expire on the earliest of:

    -   ten years from the date of grant;

    - one year after the optionee's retirement, death, disability or termination without cause;

    -   notice to the optionee of termination for serious cause; and

    -   thirty days after other terminations.

    Unless otherwise specified by the plan administrator, options vest one-third after the first year from the date of grant and an additional one-third after the second year from the date of the grant and the remaining one-third after the third year so that options are fully vested 36 months from the date of grant.

    The option exercise price may be paid in cash or by check, or, unless the plan administrator determines otherwise, by tendering shares of common stock that the optionee has owned for at least six months, by a broker-assisted cashless exercise or by such other consideration as the plan administrator may permit.

    STOCK AWARDS. The plan administrator is authorized under the 1999 Plan to issue shares of common stock to eligible participants with terms, conditions and restrictions established by the plan administrator in its sole discretion. Restrictions may be based on continuous service with POPstar or the achievement of performance goals and may also include repurchase or forfeiture rights in favor of POPstar. Holders of restricted stock are shareholders and have, subject to established restrictions, all the rights of shareholders with respect to such shares.

    TRANSFERABILITY. Except as otherwise determined by the plan administrator, no options or stock awards are assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution and, during the holder's lifetime, may be exercised only by the holder.

    ADJUSTMENTS.  The plan administrator will make proportional adjustments in
(a) the maximum number and kind of securities subject to the 1999 Plan, (b) the maximum number and kind of securities that may be subject to awards to any participant and (c) the number and kind of securities that are subject to any outstanding awards and the per share price of such securities, without any change in the aggregate exercise or purchase price.

    CORPORATE TRANSACTIONS. Unless individual letter agreements provide otherwise, in the event of certain corporate transactions, such as a merger or sale of POPstar, each outstanding award will automatically accelerate and become 100% vested and exercisable immediately before the corporate transaction, unless
(a) the option is assumed, continued or replaced with a comparable award by the successor corporation or the parent of the successor corporation or (b) acceleration will render unavailable "pooling of interest" accounting for a transaction that otherwise qualifies for this accounting treatment. Any option that is assumed, continued or replaced with a comparable award in the corporate transaction will accelerate if the holder's employment or services are terminated by the successor corporation without cause or by the holder voluntarily with good reason within two years of the corporate transaction.

    AMENDMENT AND TERMINATION. The 1999 Plan may be modified, amended, or terminated by the board of directors at any time, except that an amendment or modification will not affect previously granted awards without a participant's consent. Shareholder approval is required for any amendment that increases the number of shares subject to the 1999 Plan, changes the persons eligible to receive options, or which is otherwise subject to shareholder approval under any applicable law or regulation.

FEDERAL INCOME TAX CONSEQUENCES

    The material U.S. federal income tax consequences to POPstar and to any person granted an option under the 1999 Plan who is subject to taxation in the United States under existing applicable provisions of the Internal Revenue Code and underlying Treasury Regulations are substantially as follows. The following summary does not address state, local or foreign tax consequences and is based on present law and regulations as in effect on the date of this proxy statement.

    NONQUALIFIED STOCK OPTIONS. No income will be recognized by an optionee upon the grant of a nonqualified stock option.

    Upon the exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Upon a later sale of those shares, the optionee will have capital gain or loss equal to the difference between the amount realized on such sale and the tax basis of the shares sold. Furthermore, this capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year before they are sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the exercise date (but not less than the exercise price), and the shares' holding period will begin on the day after the exercise date.

    If the optionee uses already-owned shares to pay the exercise price of a nonqualified stock option in whole or in part, the transaction will not be considered to be a taxable disposition of the already-owned shares. The optionee's tax basis and holding period of the already-owned shares will be carried over to the equivalent number of shares received upon exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the exercise date (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

    INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee upon the grant of an incentive stock option.

    Upon the exercise of an incentive stock option during employment or within 30-days after the optionee's termination of employment (12 months in the case of termination without cause, permanent and total disability, retirement or death), the optionee will recognize no ordinary income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time equal to the excess of the fair market value of the shares over the exercise price).

    If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the option and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option exercise price will be taxed to the optionee as long-term capital gain or loss. If the shares are disposed of in an arms' length sale before such holding period requirements are satisfied, then the optionee will recognize taxable ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares received on the exercise date over the exercise price (or, if less, the excess of the amount realized on the sale of the shares over the exercise price), and the optionee will have short-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the exercise price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

    The rules for the tax treatment of a nonqualified stock option also apply to an incentive stock option that is exercised during employment or within 30-days after the optionee's termination of employment (12 months in the case of termination without cause, permanent and total disability, retirement or death, as defined in the 1999 Plan).

    STOCK AWARDS. Depending on the terms of the award, taxable ordinary income may or may not be recognized by the participant upon the grant of the award.

    For stock awards subject to vesting and other similar restrictions, the participant will recognize ordinary income when the shares cease to be subject to the restrictions in an amount equal to the excess of the fair market value of the shares at that time over the amount paid for the shares. The participant may elect, under Section 83(b) of the Code, to recognize ordinary income at the time of the transfer in an amount equal to the excess of the fair market value of the shares at that time over the amount paid for the shares. In that case, no additional income is recognized upon lapse of restrictions on the shares, but if the shares are subsequently forfeited, the participant may not deduct the income recognized at the time of receipt of the shares, and will have a capital loss equal to the amount paid for the shares.

    For stock awards that are not subject to restrictions, other than restrictions on transfer, the participant generally recognizes ordinary income at the time of receipt. The holding period for the shares begins at the time income is recognized under the rules, and the tax basis in the shares is the amount of ordinary income so recognized plus the amount, if any, paid for the shares.

    COMPANY DEDUCTION. In all the foregoing cases POPstar will be entitled to a deduction at the same time and in the same amount as the participant recognizes in ordinary income, subject to certain limitations. Among these limitations is
Section 162(m) of the Internal Revenue Code, under which certain compensation payments in excess of $1 million are not deductible by POPstar. As discussed above, the limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million paid to either POPstar's chief executive officer or any one of the other four most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Stock options granted under the 1999 Plan are intended to qualify for this performance-based exception.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 1999 STOCK OPTION PLAN.


         PROPOSAL 3: APPROVAL OF AMENDMENT TO THE 1999 STOCK OPTION PLAN

    The board of directors has unanimously adopted, subject to shareholder approval, an amendment to the 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 757,500 to 2,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 757,500 TO 2,000,000 SHARES.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires POPstar's officers, directors and persons who own more than 10% of a registered class of POPstar's equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater-than-10% shareholders are required by Commission regulation to furnish POPstar with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms it received, or written representations from certain reporting persons that no forms were required for those persons, POPstar believes that during 1999 its officers, directors and greater-than-10% beneficial owners complied with all applicable filing requirements of Section 16(a).


                         INDEPENDENT PUBLIC ACCOUNTANTS

    The board of directors has selected KPMG LLP to audit the financial statements of POPstar for the fiscal year ending December 31, 2000. A representative of KPMG LLP is expected to be present at the Annual General Meeting.

Prior to the acquisition of POPstar Global Communications Inc. by the Corporation on July 20, 1999, the Corporation engaged Barry L. Friedman, P.C., Certified Public Accountants ("Friedman"), to audit the Corporation's financial statements for the fiscal years ended December 31, 1998 and 1997. Subsequent to the acquisition of POPstar Global Communications Inc. by the Corporation on July 20, 1999, the Corporation's newly appointed Board of Directors elected to dismiss Friedman and retained KPMG LLP as the Corporation's principal accountant to audit the Corporation's financial statements with effect from August 1, 1999.

The principal accountant's report on the financial statements of the Corporation for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit type or accounting principles. There have been no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial disclosure, or audit scope or procedure.


                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Under the Securities and Exchange Commission's proxy rules, shareholder proposals that meet certain conditions may be included in POPstar's proxy statement and form of proxy for a particular annual meeting. Shareholders who intend to present a proposal at POPstar's 2001 Annual Meeting must give notice of the proposal to POPstar no later than March 20, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Shareholders who intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to POPstar no fewer than 90 days and no more than 120 days prior to the date of the 2001 Annual Meeting. Receipt by POPstar of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in POPstar's proxy materials or its presentation at the 2001 Annual Meeting because there are other requirements in the proxy rules.

    Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, POPstar intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in POPstar's proxy statement for our 2001 Annual Meeting, except in circumstances where (i) POPstar receives notice of the proposed matter no earlier than February 16, 2001 and no later than March 20, 2001, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                 OTHER MATTERS

    As of the date of this proxy statement, the board does not intend to present, and has not been informed that any other person intends to present, any matters for action at the annual meeting other than the matters specifically referred to in this proxy statement. If other matters properly come before the annual meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

    Copies of the POPstar 10-KSB are being mailed to shareholders, together with this proxy statement, form of proxy and notice of annual meeting of shareholders. Additional copies may be obtained from the Secretary of POPstar, 107 East 3rd Avenue, Vancouver, BC, CANADA V5T 1C7.

POPSTAR'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER
31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED AS THE 1999 ANNUAL REPORT TO SHAREHOLDERS.

    BY ORDER OF THE BOARD OF DIRECTORS,

                                      By /s/ Don Lau
                                      --------------

                                      Don Lau
                                      TREASURER AND SECRETARY

Vancouver, BC
May 26, 2000

                                   APPENDIX A
                             1999 STOCK OPTION PLAN

                                   APPENDIX A

                          POPSTAR COMMUNICATIONS, INC.
                             1999 STOCK OPTION PLAN

SECTION 1. PURPOSE

    The purpose of the POPstar Communications, Inc. 1999 Stock Option Plan (the "1999 Plan") is to enhance the long-term shareholder value of POPstar Communications, Inc., a Nevada corporation (the "Company"), by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

    For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 AWARD

    "Award" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

2.2 BOARD

    "Board" means the Board of Directors of the Company.

2.3 CAUSE

    "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4 CODE

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 COMMON STOCK

    "Common Stock" means the common stock, par value $0.001 per share, of the Company.

2.6 CORPORATE TRANSACTION

    "Corporate Transaction" means any of the following events:

        (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation;

        (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 8.3) of the Company;

        (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or

        (d) Acquisition by a person, within the meaning of Section 3(a)(9) or of
Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record). Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

2.7 DISABILITY

    "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Holder that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Holder to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Subsidiary and to be engaged in any substantial gainful activity.

2.8 EARLY RETIREMENT

    "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9 EXCHANGE ACT

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10 FAIR MARKET VALUE

    "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the NASDAQ National Market, the closing sales price for the Common Stock as reported by the NASDAQ National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

2.11 GOOD REASON

    "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice from the Holder:

        (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

        (b) a reduction in the Holder's annual base salary;

        (c) the Successor Corporation's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

        (d) the Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

        (e) any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

        (f) any purported termination of the Holder's employment or service for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

2.12 GRANT DATE

    "Grant Date" means the date the Plan Administrator completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

2.13 HOLDER

    "Holder" means: (a) the person to whom an Award is granted; (b) for a Holder who has died, the personal representative of the Holder's estate, the person(s)to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

2.14 INCENTIVE STOCK OPTION

    "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.15 NONQUALIFIED STOCK OPTION

    "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.16 OPTION

    "Option" means the right to purchase Common Stock granted under Section 7.

2.17 OPTION TERM

    "Option Term" has the meaning set forth in Section 7.3.

2.18 PLAN ADMINISTRATOR

    "Plan Administrator" means the Board or any committee or committees designated by the Board or any person to whom the Board has delegated authority to administer the Plan under Section 3.1.

2.19 RETIREMENT

    "Retirement" means retirement as of the individual's normal retirement date under the Company's 401(k) Plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.20 SECURITIES ACT

    "Securities Act" means the Securities Act of 1933, as amended.

2.21 STOCK AWARD

    "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

2.22 SUBSIDIARY

    "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

2.23 SUCCESSOR CORPORATION

    "Successor Corporation" has the meaning set forth under Section 11.2.

2.24 TERMINATION DATE

    "Termination Date" has the meaning set forth in Section 7.6.

SECTION 3. ADMINISTRATION

3.1 PLAN ADMINISTRATOR

    The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act.

Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize the Chief Executive Officer or President of the Company to grant Awards to employees of the Company, within limits specifically prescribed by the Board.

3.2 ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

    Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 AUTHORIZED NUMBER OF SHARES

    Subject to adjustment from time to time as provided in Section 11.1, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be:

          (a)  757,500 shares

    Shares issued under the Plan shall be drawn from authorized and unissued shares or shares subsequently acquired by the Company.

4.2 LIMITATIONS

        (a) Subject to adjustment from time to time as provided in Section 11.1, not more than ten percent (10%) of the Company's issued and outstanding share capital shall be available for issuance pursuant to the grant of Stock Awards under the Plan.

        (b) Subject to adjustment from time to time as provided in Section 11.1, not more than twenty-five percent (25%) of Common Stock may be made subject to options under the Plan to any one individual.

4.3 REUSE OF SHARES

    Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

    Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries; provided, however, that such individuals render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1 FORM AND GRANT OF AWARDS

    The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2 ACQUIRED COMPANY AWARDS

    Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

SECTION 7. AWARDS OF OPTIONS

7.1 GRANT OF OPTIONS

    The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 OPTION EXERCISE PRICE

    The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.
For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3 TERM OF OPTIONS

    The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4 EXERCISE OF OPTIONS

    The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


   PERIOD OF HOLDER'S CONTINUOUS EMPLOYMENT OR
   SERVICE WITH THE COMPANY OR ITS SUBSIDIARIES    PERCENT OF TOTAL OPTION
   FROM THE OPTION GRANT DATE                      THAT VESTS AND IS EXERCISABLE
-------------------------------------------------  -----------------------------
After 1 year.....................................              33.33%
After each succeeding 12 months thereafter.......              33.33%
After 36 months..................................                100%

    To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 PAYMENT OF EXERCISE PRICE

    The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

        (a) cash or check;

        (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

        (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

        (d) such other consideration as the Plan Administrator may permit.

    In addition, to assist a Holder (including a Holder who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Holder of a full-recourse promissory note, (ii) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Holder from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment.

7.6 POST-TERMINATION EXERCISES

    The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

        (a) Any portion of an Option that is not vested and exercisable on the date of termination of the Holder's employment or service relationship (the "Termination Date") shall expire on such date.

        (b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of

           (i) the last day of the Option Term;

           (ii) if the Holder's Termination Date occurs for reasons other than

       Cause, death, Disability, Early Retirement at the Company's request or Retirement, the 30-day anniversary of such Termination Date; and

           (iii) if the Holder's Termination Date occurs without cause, by reason of death, Disability, Early Retirement at the Company's request or Retirement, the one-year anniversary of such Termination Date.

    Notwithstanding the foregoing, if the Holder dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

    Also notwithstanding the foregoing, in case of termination of the Holder's employment or service relationship for Cause, the Option shall automatically expire upon 30 days after the date of termination, unless the Plan Administrator determines otherwise. If a Holder's employment or service relationship with the Company is suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. If the Company terminates the Holder's employment for serious causes such as fraud, grand larceny or felony against the Corporation, the Option is cancelled entirely.

    A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services for purposes of this Section 7. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

    To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 DOLLAR LIMITATION

    To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 MORE THAN TEN PERCENT SHAREHOLDERS

    If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall be determined by the Board on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 ELIGIBLE EMPLOYEES

    Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

8.4 TERM

    Subject to Section 8.2, the Option Term shall not exceed 10 years.

8.5 EXERCISABILITY

    An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Holder has been on leave of absence for more than 90 days, unless the Holder's reemployment rights are guaranteed by statute or contract.

    For purposes of this Section 8.5, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.

8.6 TAXATION OF INCENTIVE STOCK OPTIONS

    In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Holder shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 PROMISSORY NOTES

    The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK AWARDS

9.1 GRANT OF STOCK AWARDS

    The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Stock Awards shall occur by reason of termination of the Holder's services.

9.2 ISSUANCE OF SHARES

    Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3 WAIVER OF RESTRICTIONS

    Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Holder.

SECTION 10. ASSIGNABILITY

    No Awards granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 11. ADJUSTMENTS

11.1 ADJUSTMENT OF SHARES

    In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in Section 4.2, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

11.2 CORPORATE TRANSACTION

    Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration shall not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. Such Award shall not so accelerate, however, if and to the extent that (a) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or (b) such Award is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder voluntarily without Good Reason.

11.3 FURTHER ADJUSTMENT OF AWARDS

    Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4 LIMITATIONS

    The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 12. WITHHOLDING

    The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or by transferring to the Company shares of Common Stock (already owned by the Holder for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

SECTION 13. REPURCHASE RIGHTS

    The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. Should the Holder cease to be employed by or provide services to the Company, then all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right.

    All of the Company's outstanding repurchase rights under this Section 13 shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (a) any such repurchase right is expressly assigned to the Successor Corporation in connection with the Corporate Transaction or (b) such termination is precluded by other limitation imposed by the Plan Administrator at the time the repurchase right is issued.

    The Plan Administrator shall have the discretionary authority, exercisable either before or after the Holder's cessation of employment or service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Holder under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

SECTION 14. MARKET STANDOFF

    In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering. Holders of shares issued pursuant to an Award granted under the Plan shall be subject to the market standoff provisions of this paragraph only if the officers and directors of the Company are also subject to similar arrangements.

    In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 14, to the same extent the purchased shares are at such time covered by such provisions.

    In order to enforce the limitations of this Section 14, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

SECTION 15. AMENDMENT AND TERMINATION OF PLAN

15.1 AMENDMENT OF PLAN

    The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Holder, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

15.2 TERMINATION OF PLAN

    The Board may suspend or terminate the Plan at any time. Unless sooner terminated as provided herein, the Plan shall terminate on July 19, 2009.

15.3 CONSENT OF HOLDER

    The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 11 shall not be subject to these restrictions.

SECTION 16. GENERAL

16.1 AWARD AGREEMENTS

    Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the

Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

16.2 CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

    None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to continue in the employ of, or to continue any other relationship with, the Company or a Subsidiary or limit the Company's right to terminate a Holder's employment or services at any time, with or without Cause.

16.3 REGISTRATION

    The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

    Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Holder to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Holder's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

16.4 NO RIGHTS AS A SHAREHOLDER

    No Option or Stock Award denominated in units shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

16.5 COMPLIANCE WITH LAWS AND REGULATIONS

    Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to
Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

16.6 NO TRUST OR FUND

    The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

16.7 SEVERABILITY

    If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

16.8 HOLDERS IN FOREIGN COUNTRIES

    The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Holders employed in such countries and to meet the objectives of the Plan.

SECTION 17. EFFECTIVE DATE

    The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.

ORIGINALLY ADOPTED BY THE BOARD ON JULY 20, 1999 AND TO BE APPROVED BY THE COMPANY'S SHAREHOLDERS AT THE ANNUAL MEETING TO BE HELD ON JUNE 19, 2000.

                                   APPENDIX B
                         AMENDED 1999 STOCK OPTION PLAN

                                   APPENDIX B

                          POPSTAR COMMUNICATIONS, INC.
                         AMENDED 1999 STOCK OPTION PLAN


SECTION 1. PURPOSE

    The purpose of the POPstar Communications, Inc. Amended 1999 Stock Option Plan (the "Amended 1999 Plan") is to enhance the long-term shareholder value of POPstar Communications, Inc., a Nevada corporation (the "Company"), by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

    For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 AWARD

    "Award" means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

2.2 BOARD

    "Board" means the Board of Directors of the Company.

2.3 CAUSE

    "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4 CODE

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5 COMMON STOCK

    "Common Stock" means the common stock, par value $0.001 per share, of the Company.

2.6 CORPORATE TRANSACTION

    "Corporate Transaction" means any of the following events:

        (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the

Company's outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation;

        (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 8.3) of the Company;

        (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company; or

        (d) Acquisition by a person, within the meaning of Section 3(a)(9) or of
Section 13(d)(3) (as in effect on the date of adoption of the Plan) of the Exchange Act of a majority or more of the Company's outstanding voting securities (whether directly or indirectly, beneficially or of record). Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

2.7 DISABILITY

    "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Holder that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Holder to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Subsidiary and to be engaged in any substantial gainful activity.

2.8 EARLY RETIREMENT

    "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.9 EXCHANGE ACT

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10 FAIR MARKET VALUE

    "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

2.11 GOOD REASON

    "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice from the Holder:

        (a) a change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

        (b) a reduction in the Holder's annual base salary;

        (c) the Successor Corporation's requiring the Holder (without the Holder's consent) to be based at any place outside a 35-mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Successor Corporation's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

        (d) the Successor Corporation's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Corporate Transaction;

        (e) any material breach by the Successor Corporation of its obligations to the Holder under the Plan or any substantially equivalent plan of the Successor Corporation; or

        (f) any purported termination of the Holder's employment or service for Cause by the Successor Corporation that does not comply with the terms of the Plan or any substantially equivalent plan of the Successor Corporation.

2.12 GRANT DATE

    "Grant Date" means the date the Plan Administrator completes the corporate action relating to the grant of an Award and all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

2.13 HOLDER

    "Holder" means: (a) the person to whom an Award is granted; (b) for a Holder who has died, the personal representative of the Holder's estate, the person(s)to whom the Holder's rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10; or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

2.14 INCENTIVE STOCK OPTION

    "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.15 NONQUALIFIED STOCK OPTION

    "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.16 OPTION

    "Option" means the right to purchase Common Stock granted under Section 7.

2.17 OPTION TERM

    "Option Term" has the meaning set forth in Section 7.3.

2.18 PLAN ADMINISTRATOR

    "Plan Administrator" means the Board or any committee or committees designated by the Board or any person to whom the Board has delegated authority to administer the Plan under Section 3.1.

2.19 RETIREMENT

    "Retirement" means retirement as of the individual's normal retirement date under the Company's 401(k) Plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

2.20 SECURITIES ACT

    "Securities Act" means the Securities Act of 1933, as amended.

2.21 STOCK AWARD

    "Stock Award" means shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

2.22 SUBSIDIARY

    "Subsidiary," except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

2.23 SUCCESSOR CORPORATION

    "Successor Corporation" has the meaning set forth under Section 11.2.

2.24 TERMINATION DATE

    "Termination Date" has the meaning set forth in Section 7.6.

SECTION 3. ADMINISTRATION

3.1 PLAN ADMINISTRATOR

    The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act.

Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize the Chief Executive Officer or President of the Company to grant Awards to employees of the Company, within limits specifically prescribed by the Board.

3.2 ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

    Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 AUTHORIZED NUMBER OF SHARES

    Subject to adjustment from time to time as provided in Section 11.1, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be:

          (b)  2,000,000 shares

    Shares issued under the Plan shall be drawn from authorized and unissued shares or shares subsequently acquired by the Company.

4.2 LIMITATIONS

        (a) Subject to adjustment from time to time as provided in Section 11.1, not more than ten percent (10%) of the Company's issued and outstanding share capital shall be available for issuance pursuant to the grant of Stock Awards under the Plan.

        (b) Subject to adjustment from time to time as provided in Section 11.1, not more than twenty-five percent (25%) of Common Stock may be made subject to options under the Plan to any one individual.

4.3 REUSE OF SHARES

    Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

    Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries; provided, however, that such individuals render bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1 FORM AND GRANT OF AWARDS

    The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination.

6.2 ACQUIRED COMPANY AWARDS

    Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

SECTION 7. AWARDS OF OPTIONS

7.1 GRANT OF OPTIONS

    The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 OPTION EXERCISE PRICE

    The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.
For Incentive Stock Options granted to a more than 10% shareholder, the Option exercise price shall be as specified in Section 8.2.

7.3 TERM OF OPTIONS

    The term of each Option (the "Option Term") shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Sections 8.2 and 8.4.

7.4 EXERCISE OF OPTIONS

    The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


   PERIOD OF HOLDER'S CONTINUOUS EMPLOYMENT OR
   SERVICE WITH THE COMPANY OR ITS SUBSIDIARIES    PERCENT OF TOTAL OPTION
   FROM THE OPTION GRANT DATE                      THAT VESTS AND IS EXERCISABLE
-------------------------------------------------  -----------------------------
After 1 year.....................................              33.33%
After each succeeding 12 months thereafter.......              33.33%
After 36 months..................................                100%

    To the extent that an Option has vested and become exercisable, the Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 PAYMENT OF EXERCISE PRICE

    The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, in any combination of

        (a) cash or check;

        (b) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price;

        (c) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or

        (d) such other consideration as the Plan Administrator may permit.

    In addition, to assist a Holder (including a Holder who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Holder of a full-recourse promissory note, (ii) the payment by the Holder of the purchase price, if any, of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the Holder from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans, installment payments or loan guarantees, including the interest rate and terms of and security for repayment.

7.6 POST-TERMINATION EXERCISES

    The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

        (a) Any portion of an Option that is not vested and exercisable on the date of termination of the Holder's employment or service relationship (the "Termination Date") shall expire on such date.

        (b) Any portion of an Option that is vested and exercisable on the Termination Date shall expire upon the earliest to occur of

           (i) the last day of the Option Term;

           (ii) if the Holder's Termination Date occurs for reasons other than

       Cause, death, Disability, Early Retirement at the Company's request or Retirement, the 30-day anniversary of such Termination Date; and

           (iii) if the Holder's Termination Date occurs without cause, by reason of death, Disability, Early Retirement at the Company's request or Retirement, the one-year anniversary of such Termination Date.

    Notwithstanding the foregoing, if the Holder dies after the Termination Date while the Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination Date shall expire upon the earlier to occur of (y) the last day of the Option Term and (z) the first anniversary of the date of death, unless the Plan Administrator determines otherwise.

    Also notwithstanding the foregoing, in case of termination of the Holder's employment or service relationship for Cause, the Option shall automatically expire upon 30 days after the date of termination, unless the Plan Administrator determines otherwise. If a Holder's employment or service relationship with the Company is suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder's rights under any Option likewise shall be suspended during the period of investigation. If the Company terminates the Holder's employment for serious causes such as fraud, grand larceny or felony against the Corporation, the Option is cancelled entirely.

    A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services for purposes of this Section 7. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

    To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 DOLLAR LIMITATION

    To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 MORE THAN TEN PERCENT SHAREHOLDERS

    If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall be determined by the Board on the Grant Date and the Option Term shall not exceed five years. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.3 ELIGIBLE EMPLOYEES

    Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section 422 of the Code.

8.4 TERM

    Subject to Section 8.2, the Option Term shall not exceed 10 years.

8.5 EXERCISABILITY

    An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Termination Date for reasons other than death or Disability, (b) more than one year after the Termination Date by reason of Disability, or (c) after the Holder has been on leave of absence for more than 90 days, unless the Holder's reemployment rights are guaranteed by statute or contract.

    For purposes of this Section 8.5, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.

8.6 TAXATION OF INCENTIVE STOCK OPTIONS

    In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Holder shall give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7 PROMISSORY NOTES

    The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK AWARDS

9.1 GRANT OF STOCK AWARDS

    The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Stock Awards shall occur by reason of termination of the Holder's services.

9.2 ISSUANCE OF SHARES

    Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3 WAIVER OF RESTRICTIONS

    Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Holder.

SECTION 10. ASSIGNABILITY

    No Awards granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 11. ADJUSTMENTS

11.1 ADJUSTMENT OF SHARES

    In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1 and the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in Section 4.2, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

11.2 CORPORATE TRANSACTION

    Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable, except that such acceleration shall not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. Such Award shall not so accelerate, however, if and to the extent that (a) such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or (b) such Award is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event that the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Successor Corporation for Cause or by the Holder voluntarily without Good Reason.

11.3 FURTHER ADJUSTMENT OF AWARDS

    Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4 LIMITATIONS

    The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 12. WITHHOLDING

    The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the minimum required federal tax withholding rate) or by transferring to the Company shares of Common Stock (already owned by the Holder for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

SECTION 13. REPURCHASE RIGHTS

    The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Option. Should the Holder cease to be employed by or provide services to the Company, then all shares of Common Stock issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing such right.

    All of the Company's outstanding repurchase rights under this Section 13 shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (a) any such repurchase right is expressly assigned to the Successor Corporation in connection with the Corporate Transaction or (b) such termination is precluded by other limitation imposed by the Plan Administrator at the time the repurchase right is issued.

    The Plan Administrator shall have the discretionary authority, exercisable either before or after the Holder's cessation of employment or service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Holder under an Option and thereby accelerate the vesting of such shares in whole or in part at any time.

SECTION 14. MARKET STANDOFF

    In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering. Holders of shares issued pursuant to an Award granted under the Plan shall be subject to the market standoff provisions of this paragraph only if the officers and directors of the Company are also subject to similar arrangements.

    In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 14, to the same extent the purchased shares are at such time covered by such provisions.

    In order to enforce the limitations of this Section 14, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

SECTION 15. AMENDMENT AND TERMINATION OF PLAN

15.1 AMENDMENT OF PLAN

    The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, shareholder approval shall be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Holder, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

15.2 TERMINATION OF PLAN

    The Board may suspend or terminate the Plan at any time. Unless sooner terminated as provided herein, the Plan shall terminate on July 19, 2009.

15.3 CONSENT OF HOLDER

    The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 11 shall not be subject to these restrictions.

SECTION 16. GENERAL

16.1 AWARD AGREEMENTS

    Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

16.2 CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

    None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to continue in the employ of, or to continue any other relationship with, the Company or a Subsidiary or limit the Company's right to terminate a Holder's employment or services at any time, with or without Cause.

16.3 REGISTRATION

    The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

    Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Holder to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Holder's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

16.4 NO RIGHTS AS A SHAREHOLDER

    No Option or Stock Award denominated in units shall entitle the Holder to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

16.5 COMPLIANCE WITH LAWS AND REGULATIONS

    Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to
Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

16.6 NO TRUST OR FUND

    The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

16.7 SEVERABILITY

    If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

16.8 HOLDERS IN FOREIGN COUNTRIES

    The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Holders employed in such countries and to meet the objectives of the Plan.

SECTION 17. EFFECTIVE DATE

    The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's shareholders at any time within 12 months of such adoption.


ORIGINALLY ADOPTED BY THE BOARD ON MARCH 1, 2000 AND TO BE APPROVED BY THE COMPANY'S SHAREHOLDERS AT THE ANNUAL MEETING TO BE HELD ON JUNE 19, 2000.

PROXY                                                                     PROXY
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POPSTAR COMMUNICATIONS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMPSON CHU and JOHN MCDERMOTT, and each or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of POPSTAR COMMUNICATIONS, INC. held of record by the undersigned on May 18, 2000, at the Annual Meeting of Shareholders to be held on June 19, 2000, or any adjournment thereof.


THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE RESERVE SIDE.
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Please mark your votes as indicated in /X/ this example.

PROPOSAL 1:       ELECTION OF DIRECTORS.

                  /  / FOR ALL NOMINEES     /  / WITHHOLD AUTHORITY TO VOTE

                  /  / THOMPSON CHU

                  /  / JOHN MCDERMOTT

                  /  / WILLIAM WING YAN LO

                  /  / YONG KIAT RICKIE TANG



(INSTRUCTIONS: To withhold authority to vote for any individual strike a line through the nominee's name above).


PROPOSAL 2:       APPROVAL OF THE 1999 STOCK OPTION PLAN.
                  To approve and adopt the Company's 1999 Stock Option Plan (the
                  "1999 Plan").

                  /  / FOR                         /  / AGAINST


PROPOSAL 3:       APPROVAL OF AN AMENDMENT TO THE 1999 STOCK OPTION PLAN.
                  To approve an amendment to the Company's 1999 Plan to increase the number of shares of common stock reserved for issuance under the 1999 Plan from 757,500 to 2,000,000 shares.

                  /  / FOR                         /  / AGAINST



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. PROXY CARDS PROPERLY EXECUTED AND RETURNED WITHOUT DIRECTION WILL BE VOTED FOR THE PROPOSALS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.










Signature(s):__________________________________________________________________

Date________________________

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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